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                                                                   EXHIBIT 10.59



                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 ("Amendment") is made as of the 5th day of April, 2001, to the Employment Agreement, made as of the 30th day of April, 2000 (the "Employment Agreement"), by and between ValueVision International, Inc., a Minnesota corporation (hereinafter referred to as "Employer"), and Nathan Fagre (hereinafter referred to as "Employee").

                                  WITNESSETH:

WHEREAS, Employer and Employee mutually desire to amend the provisions of the Employment Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and mutual promises contained in this Amendment, the parties hereto agree as follows:

     1. The first sentence of Section 2 "Term" of the Employment Agreement is hereby amended in its entirety to read as follows: "The term of Employee's employment hereunder shall commence on the date hereof and shall continue on a full-time basis until April 30, 2004."

This Amendment shall become effective as of the date first above written.

IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment to be executed as of the day, month and year first above written.


EMPLOYER:                                  VALUEVISION INTERNATIONAL, INC.



                                           By: /s/ Gene McCaffery
                                               ---------------------------------
                                               Gene McCaffery
                                                 Its: Chief Executive Officer


EMPLOYEE:                                  By: /s/ Nathan Fagre
                                               ---------------------------------
                                               Nathan Fagre